Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Revenue
Rental revenue	$ 1,391	$ 997
Total revenue	1,391	997
Expenses
Property expenses	3,809	1,140
General and administrative	5,798	2,924
Depreciation and amortization expense	1,291	588
Total expenses	10,898	4,652
Other income (loss)
Gain on redemption of equity investment		251
Interest income	1,850	369
Other income (expense)	(469)	(7)
Total other income (loss)	1,381	613
Loss before income taxes	(8,126)	(3,042)
Provision for income taxes	(112)
Net loss	(8,238)	(3,042)
Net loss (income) attributable to noncontrolling interests	555	(93)
Net loss attributable to Belpointe PREP, LLC	$ (7,683)	$ (3,135)
Loss per Class A unit (basic and diluted)
Net loss per unit	$ (2.25)	$ (7.64)
Weighted-average units outstanding	3,416,527	410,194